Exhibit 10.162

CONFIDENTIAL TREATMENT REQUESTED. *********** INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

AMD_00232679.0

THIS AMENDMENT (this “Amendment”) dated as of October 1, 2017 (the “Amendment Effective Date”) is made to the Previous Amendment (as defined below) by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors, a California corporation (as successor to Barclays Global Investors, N.A.) (“Licensee”).  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Previous Amendment.

WHEREAS, MSCI and Licensee entered into the Amendment (internal MSCI reference number: AMD_00133694.0) dated July 16, 2014 (the “Previous Amendment”), which amends the Index License Agreement for Funds (internal MSCI reference number: IXF_00040) dated as of March 18, 2000 (the “Agreement”) by and between MSCI and Licensee; and

WHEREAS, on a date which is expected to occur on or about ******************************************, Licensee and MSCI wish to *****************************************************************  *************************.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, each of MSCI and Licensee hereby agree to amend the Previous Amendment as follows:

1.

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2.

This Amendment amends and operates in conjunction with the Previous Amendment.  This Amendment, the Previous Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties with respect to the subject matter hereof and supersede in full all prior proposals and understandings, oral or written, relating to such subject matter.  To the extent that the terms of this Amendment conflict with the terms of the Previous Amendment or the Agreement, the terms of this Amendment shall control.

3.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.
4.

This Amendment may be executed in counterparts, which taken together, shall constitute one Amendment and each party hereto may execute this Amendment by signing such counterpart; provided that no party shall be bound hereby until the Amendment has been executed and delivered by all parties hereto. A facsimile or PDF signature of either party to this Amendment shall be deemed an original signature of such party and shall manifest such party’s intention to be bound by this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the Amendment Effective Date set forth above.

MSCI Inc.	BlackRock Fund Advisors
By /s/ Alex Gil	By /s/ Ruth Weiss
Name Alex Gil	Name Ruth Weiss
Title Executive Director	Title Managing Director

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